UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-04722

                             FMI Mutual Funds, Inc.
                             ----------------------

               (Exact name of registrant as specified in charter)

                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------

               (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  06/30/2003

Date of reporting period: 06/30/2003

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                 ANNUAL REPORT
                                 JUNE 30, 2003

                             FMI Mutual Funds, Inc.

                              FMI Provident Trust
                                 Strategy Fund
                  (f/k/a FMI AAM Palm Beach Total Return Fund)

                            FMI Winslow Growth Fund

                           FMI Knappenberger Partners
                              Emerging Growth Fund
              (f/k/a FMI Knappenberger Bayer Emerging Growth Fund)

                               FMI Woodland Small
                           Capitalization Value Fund

                              FMI Sasco Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

FMI Mutual Funds, Inc.

                                                                   July 31, 2003

Dear Fellow Shareholders:

  By any measure, the second quarter was one of the strongest for the markets in many years. The Standard & Poor's 500 experienced a total return of 15.4% and year to date through June 30, 2003, has appreciated 11.8%. All of the FMI Mutual Funds experienced excellent absolute rates of return, as detailed in each of the management shareholder letters which follow. The markets have responded to an unprecedented 13 cuts in interest rates (rates today are the lowest they have been in 45 years) and a massive fiscal stimulus package, which will culminate in a record fiscal deficit of something in excess of $450 billion, for the current fiscal year. While the economy has expanded, as witnessed by the recently announced 2.4% increase in second quarter GDP, the recovery is spotty. Manufacturing is suffering through a 35-month decline with record layoffs.
While the technology, telecom and biotech areas were strong, much of the strongest performance, as our individual manager letters detail, were in some of the more highly speculative areas of the market.

  However, we feel that in the FMI family, we have five very strong funds with diverse investment objectives managed by excellent management teams. Their outlooks and prognosis for the markets and for their individual funds follows. As always, we thank you for your continued support and investment in the FMI Mutual Funds family, and look forward to many years of continued investment success with all of you.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Provident Trust Strategy Fund

                                                                   July 31, 2003

Dear Shareholder,

  FMI Provident Trust Strategy Fund declined 2.5% for the 2003 fiscal year ended June, under performing the S&P 500 +0.3% gain. Stocks "partied like it was 1999" in the December and June quarters, with infinite price/earnings companies leading the way. We contend, as we did in 1999, the full stock market investment cycle winners will be the "800 pound gorillas": self-funding, dominant market share distributors of good deflation, such as Lowe's, Countrywide Financial and Dell. Healthcare is our most overweighted sector at 32% of the portfolio (compared to 15% for the stock market) and your total portfolio continues to report index exceeding revenues and earnings growth at reasonable valuations.

  The American economy is slowly growing and we expect some acceleration by the fourth calendar quarter, thanks to significant tax, monetary and mortgage refinancing stimulus. We estimate higher quality, but lower than consensus quantity company earnings in 2003-04 as pension income, options expense and corporate charges are incorporated into reported earnings.

  We believe FMI Provident Trust Strategy Fund is positioned to benefit in a slow growth, low inflation environment. Positive calendar 2003 equity results will require investors to identify those companies able to prosper in a slow growth economy.

  Best regards,

/s/J. Scott Harkness

J. Scott Harkness, CFA
Portfolio Manager

FMI Provident Trust Strategy Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2003

  FMI Provident Trust Strategy Fund's 2003 fiscal year performance lags the S&P 500 due to our focus on persistent growth stocks. The rebound since mid-March was led by cyclical & technology issues (a "mini 1999") contrary to our full year 2003 expectation of poor revenues and earnings for these sectors. Many of our portfolio companies did not contribute to first half results (Fiserv, Fifth Third, Health Management, Microsoft, Universal Health and Walgreen) yet all posted solid results in an anemic economy.

  Purchases in the first half:  Ameritrade and Cooper Companies.  Increased:
Dell, Lowe's, Universal Health, Walgreen, and Zimmer Holdings.  Reduced:
Express Scripts.  Sold:  Kohl's,  Bisys Group.

  Healthcare is our most overweighted sector at 32% of the portfolio (vs. 15% for the stock market) and your total portfolio continues to report index exceeding revenues and earnings growth.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMIPROVIDENT TRUST STRATEGY FUND AND STANDARD &POOR'S 500 STOCK INDEX

                       FMI Provident Trust          Standard & Poor's
        Date           Strategy Fund*<F1>         500 Stock Index**<F2>
        ----           ------------------         ---------------------
      6/30/93                10,000                       10,000
      6/30/94                10,115                       10,132
      6/30/95                11,338                       12,777
      6/30/96                14,218                       16,112
      6/30/97                18,213                       21,703
      6/30/98                24,278                       28,280
      6/30/99                29,546                       34,699
      6/30/00                35,692                       37,197
      6/30/01                26,051                       31,681
      6/30/02                21,967                       25,982
      6/30/03                21,429                       26,048

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN

                 1-Year              5-Year             10-Year
                 ------              ------             -------
                 -2.45%              -2.46%              +7.93%

  *<F1> For the 1993 and 1994 fiscal years, Fiduciary Management, Inc. was the investment adviser to the Fund. For the 1995-2000 fiscal years, Resource Capital Advisers, Inc. was the investment adviser. On October 15, 2001, Fiduciary Management, Inc. again became the investment adviser.
          For the fiscal years 1993 and 1994, the portfolio manager was Fiduciary Management, Inc. For the fiscal years 1995-2001 and through January 31, 2002, the portfolio manager was Palm Beach Investment Advisers, LLC. From February 1, 2002 through September 8, 2002, Fiduciary Management, Inc. again became the portfolio manager and beginning September 9, 2002, Provident Trust Company became the portfolio manager.
 **<F2> The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
June 30, 2003

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
---------                                               --------     --------
COMMON STOCKS -- 95.1% (A)<F4>

CONSUMER CYCLICALS SECTOR -- 10.4%
----------------------------------
             HOMEBUILDING -- 5.6%
    11,400   Toll Brothers, Inc.*<F3>                  $  286,806   $  322,734

             RETAIL-BUILDING SUPPLIES -- 4.8%
     6,500   Lowe's Companies, Inc.                       275,052      279,175

CONSUMER STAPLES SECTOR -- 3.2%
-------------------------------
             RETAIL-DRUG STORES -- 3.2%
     6,200   Walgreen Co.                                 183,087      186,620

FINANCIALS SECTOR -- 21.4%
--------------------------
             BANKS -- 11.7%
     8,000   Fifth Third Bancorp                          507,300      459,360
     4,400   Wells Fargo & Co.                            209,000      221,760
                                                       ----------   ----------
                                                          716,300      681,120

             CONSUMER FINANCE -- 7.2%
     6,000   Countrywide
               Financial Corp.                            315,480      417,420

             INVESTMENT BANKING/BROKERAGE -- 2.5%
    19,500   Ameritrade Holding Corp.*<F3>                158,337      144,300

HEALTHCARE SECTOR -- 31.7%
--------------------------
             DISTRIBUTION-HEALTH -- 4.4%
     4,000   Cardinal Health, Inc.                        228,040      257,200

             DRUGS MAJOR -- 3.0%
     2,025   Johnson & Johnson                             75,504      104,693
     2,100   Pfizer Inc.                                   13,770       71,715
                                                       ----------   ----------
                                                           89,274      176,408

             EQUIPMENT -- 4.8%
     6,200   Zimmer Holdings, Inc.*<F3>                   241,988      279,310

             HOSPITAL MANAGEMENT -- 7.9%
    12,100   Health Management
               Associates, Inc.                           229,675      223,245
     5,900   Universal Health
               Services, Inc. Cl B*<F3>                   243,665      233,758
                                                       ----------   ----------
                                                          473,340      457,003

             MEDICAL PRODUCTS & SUPPLIES -- 1.9%
     3,100   The Cooper
               Companies, Inc.                            107,260      107,787

             SPECIALIZED SERVICES -- 9.7%
     4,600   Express Scripts, Inc.*<F3>                   225,400      314,686
     3,900   Quest Diagnostics Inc.*<F3>                  246,715      248,820
                                                       ----------   ----------
                                                          472,115      563,506

INDUSTRIALS SECTOR -- 4.4%
--------------------------
             ENGINEERING & CONSTRUCTION -- 4.4%
     6,000   Jacobs Engineering
               Group Inc.*<F3>                            181,192      252,900

TECHNOLOGY SECTOR -- 24.0%
--------------------------
             COMPUTER HARDWARE -- 4.4%
     8,000   Dell Computer Corp.*<F3>                     205,687      254,720

             COMPUTER SOFTWARE/SERVICES -- 7.1%
    16,000   Microsoft Corp.                              398,270      410,240

             INFORMATION TECHNOLOGY
               CONSULTING & SERVICES -- 3.3%
     4,200   Affiliated Computer
               Services, Inc.*<F3>                        183,269      192,066

             SERVICES-DATA PROCESSING -- 9.2%
    15,000   Fiserv, Inc.*<F3>                            502,524      534,900
                                                       ----------   ----------
                 Total common stocks                    5,018,021    5,517,409
                                                       ----------   ----------

SHORT-TERM INVESTMENTS -- 4.9% (A)<F4>
             VARIABLE RATE DEMAND NOTE -- 4.9%
  $287,245   Wisconsin Corporate
               Central Credit
               Union, 0.70%                               287,245      287,245
                                                       ----------   ----------
                 Total investments                     $5,305,266    5,804,654
                                                       ----------
                                                       ----------
             Liabilities, less cash and
               receivables -- (0.0%) (A)<F4>                            (2,603)
                                                                    ----------
                 NET ASSETS                                         $5,802,051
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($5,802,051 / 1,111,370
                   shares outstanding)                              $     5.22
                                                                    ----------
                                                                    ----------

  *<F3>   Non-income producing security.
(a)<F4>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2003

INCOME:
   Dividends                                                         $  17,331
   Interest                                                             12,318
                                                                     ---------
       Total income                                                     29,649
                                                                     ---------

EXPENSES:
   Professional fees                                                    45,310
   Management fees                                                      34,308
   Registration fees                                                    21,101
   Administrative services                                              13,112
   Transfer agent fees                                                  11,650
   Board of Directors fees                                               4,000
   Printing and postage expenses                                         3,898
   Custodian fees                                                        2,193
   Insurance expense                                                     1,809
   Other expenses                                                        1,408
                                                                     ---------
       Total expenses before reimbursement                             138,789
   Less expenses assumed by adviser                                    (84,933)
                                                                     ---------
       Net expenses                                                     53,856
                                                                     ---------
NET INVESTMENT LOSS                                                    (24,207)
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (386,902)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 404,831
                                                                     ---------
NET GAIN ON INVESTMENTS                                                 17,929
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  (6,278)
                                                                     ---------
                                                                     ---------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2003 and June 30, 2002

                                                                                                    2003             2002
                                                                                                  --------         --------
OPERATIONS:
   Net investment (loss) income                                                                  $  (24,207)     $     28,802
   Net realized (loss) gain on investments                                                         (386,902)        1,571,142
   Net increase (decrease) in unrealized appreciation on investments                                404,831        (2,385,908)
                                                                                                 ----------      ------------
       Net decrease in net assets resulting from operations                                          (6,278)         (785,964)
                                                                                                 ----------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.00916 per share)                                          (2,675)               --
   Distributions from net realized gains ($0.64737 and $6.70503 per share, respectively)          ( 189,045)       (4,426,939)
                                                                                                 ----------      ------------
       Total distributions                                                                         (191,720)*<F5>  (4,426,939)*<F5>
                                                                                                 ----------      ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (850,433 and 14,817 shares, respectively)                          4,376,612           100,834
   Net asset value of shares issued in distributions (28,133 and 431,525 shares, respectively)      143,480         3,960,676
   Cost of shares redeemed (59,376 and 1,028,940 shares, respectively)                             (284,837)       (9,349,138)
                                                                                                 ----------      ------------
       Net increase (decrease) in net assets derived from Fund share activities                   4,235,255        (5,287,628)
                                                                                                 ----------      ------------
       TOTAL INCREASE (DECREASE)                                                                  4,037,257       (10,500,531)
NET ASSETS AT THE BEGINNING OF THE YEAR                                                           1,764,794        12,265,325
                                                                                                 ----------      ------------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income of $0 and $2,675, respectively)                 $5,802,051      $  1,764,794
                                                                                                 ----------      ------------
                                                                                                 ----------      ------------

*<F5>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                  FOR THE YEARS ENDED JUNE 30,
                                                                ---------------------------------------------------------------
                                                                 2003            2002          2001          2000          1999
                                                                ------          ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                              $ 6.04          $14.02        $23.59        $23.36        $21.50
Income from investment operations:
   Net investment (loss) income (a)<F6>                          (0.02)           0.06         (0.04)        (0.13)         0.10
   Net realized and unrealized
     (losses) gains on investments                               (0.14)(d)<F9>   (1.33)        (5.64)         4.11          4.28
                                                                ------          ------        ------        ------        ------
Total from investment operations                                 (0.16)          (1.27)        (5.68)         3.98          4.38

Less distributions:
   Dividends from net investment income                          (0.01)             --            --         (0.02)        (0.17)
   Distributions from net realized gains                         (0.65)          (6.71)        (3.89)        (3.73)        (2.35)
                                                                ------          ------        ------        ------        ------
Total from distributions                                         (0.66)          (6.71)        (3.89)        (3.75)        (2.52)
                                                                ------          ------        ------        ------        ------
Net asset value, end of year                                    $ 5.22          $ 6.04        $14.02        $23.59        $23.36
                                                                ------          ------        ------        ------        ------
                                                                ------          ------        ------        ------        ------

TOTAL INVESTMENT RETURN                                          (2.45%)        (15.68%)      (27.01%)       20.83%        21.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                             5,802           1,765        12,265        24,186        25,002
Ratio of expenses (after reimbursement)
  to average net assets (b)<F7>                                   1.21%           1.30%         1.30%         1.30%         1.30%
Ratio of net investment (loss) income
  to average net assets (c)<F8>                                  (0.54%)          0.65%        (0.12%)       (0.64%)        0.43%
Portfolio turnover rate                                          51.79%         161.67%       120.34%        46.67%        32.87%

(a)<F6> In 2003 and 2002, net investment (loss) income per share is calculated using average shares outstanding. In prior years, net investment
          (loss) income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001, 2000 and 1999, as follows: 3.11%, 3.06%, 1.56%, 1.40% and 1.40%, respectively.
(c)<F8> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001, 2000 and 1999, as follows: (2.44%), (1.11%), (0.38%), (0.74%) and 0.33%, respectively.
(d)<F9> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund

                                                                   July 31, 2003
Dear Shareholder:

  In our January letter to you, we stated our belief that the Fund's growth stocks would produce a positive return in 2003. We have maintained that the excessive valuations of the Bubble had been corrected by the bear market and that there were opportunities for gain. It seems like it has taken ages but we can report a solid increase in the second quarter and also the first half of 2003. The Fund has outperformed the Russell 1000 Growth Index for the first half, the last 3 years and 5 years.

     2003                                FUND          RUSSELL 1000 GROWTH
     ----                                ----          -------------------
     Second Quarter                      18.21%               14.31%
     First Half                          18.21%               13.09%
     Last 3 Years Annualized            -14.70%              -21.54%
     Last 5 Years Annualized             -3.82%               -5.03%

  For the second quarter the strongest sectors in the portfolio were technology, healthcare and communication services. As consumer spending softened in the spring, retailers underperformed along with energy service as the price of oil declined.

  What is our investment outlook now? Clearly the stock market has gained faster than the economy. Indeed, the skeptics would contend the economy has shown little improvement at all. However, we know the stock market is a discounting mechanism. Investors expect improvement in the economy and corporate profits due to: substantial monetary ease, fiscal stimulus from increased federal government spending and income tax cuts, mortgage refinancing benefits and strong house prices. Also, higher stock prices and the wealth effect on spending, rising disposable personal income and nearly 94% employment, and the drop in energy prices should further boost growth. With improving consumer and business confidence, certainly major ingredients are in place to lead to a better economy. Rising profits should also help rekindle an increase in capital spending. Clearly the strong performance in technology stocks is anticipating this improvement which we are beginning to find in our company research.

  The key question regarding the near-term direction of stock prices is: will signs of economic improvement be seen broadly enough to support investors optimismo Presuming all the stimulus will produce a stronger economy and better profits, the Fund is selling at 21 times our 2004 earnings estimates or one times the projected growth rate. This valuation seems reasonable in view of inflation and low interest rates. On the other hand, we realize there will be disappointments working through the second half of this year and there still are geopolitical risks. So, as we endeavor to increase the return for 2003, we will look for opportunity while being mindful of risk.

Respectfully submitted,

/s/Clark J. Winslow

Clark J. Winslow
Portfolio Manager

FMI Winslow Growth Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2003

  During the twelve months ended June 30, 2003, the stock market again experienced considerable volatility. However, we believe the low in October marked the bottom of the bear market. This low was not penetrated in the March decline and was the springboard for the strong rally in the second quarter. The Russell 1000 Growth Index dropped -15.1% in the third quarter of 2002, was followed by a moderate gain, a slight decline and then a 14.3% increase in the second quarter ended June 30, 2003. After all the gyrations the Index gained 2.9% for the twelve months and the Fund increased 1.0%.

  The Fund outperformed the Russell 1000 Growth Index in the first half of this year but trailed in the fourth quarter last year due to a shortfall in a few stocks in Healthcare and Technology. For the fiscal year the Fund's performance was led by strong stock selection in Consumer Staples and in Consumer Discretionary. This was offset by the aforementioned shortfall in Healthcare and Technology, yielding the net gain of 1.0% for the twelve months.

  In our January letter to you, we stated our belief that the Fund's Large Cap Growth stocks would produce a positive return in 2003. We have maintained that the excessive valuations of the Bubble had been corrected by the bear market and that there were opportunities for gain. Clearly the stock market has gained faster than the economy. Indeed, the skeptics would contend the economy has shown little improvement at all. However, we know the stock market is a discounting mechanism. Investors expect improvement in the economy and corporate profits due to the substantial fiscal and monetary stimulus.
Presuming all the stimulus will produce a stronger economy and better profits, your portfolio is selling at 21 times our 2004 estimates or one times the projected growth rate. We realize there will be disappointments working through the second half of this year. We will look for opportunity while being mindful of risk.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  FMI WINSLOW GROWTH FUND, RUSSELL 1000 GROWTH INDEX AND STANDARD & POOR'S 500
                                  STOCK INDEX

              FMI Winslow          Russell 1000           Standard & Poor's
   Date       Growth Fund      Growth Index**<F12>      500 Stock Index*<F11>
   ----       -----------      -------------------      ---------------------
  7/1/95#<F10>   10,000               10,000                   10,000
 6/30/96         12,560               12,781                   12,620
 6/30/97         13,916               16,787                   16,999
 6/30/98         18,634               22,058                   22,150
 6/30/99         20,162               28,079                   27,200
 6/30/00         24,699               35,296                   29,158
 6/30/01         19,633               22,513                   24,855
 6/30/02         15,181               16,553                   20,367
 6/30/03         15,336               17,040                   20,419

#<F10>  inception date

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                          AVERAGE ANNUAL TOTAL RETURN

                                               Since Inception
                      1-Year         5-Year        7/01/95
                      ------         ------        -------
                      +1.02%         -3.82%         +5.49%

 *<F11> The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
**<F12> The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

FMI Winslow Growth Fund
STATEMENT OF NET ASSETS
June 30, 2003

SHARES OR
PRINCIPAL
  AMOUNT                                                COST           VALUE
---------                                             --------       --------
COMMON STOCKS -- 97.8% (A)<F14>

COMMUNICATION SERVICES SECTOR -- 2.6%
-------------------------------------
             TELECOMMUNICATION-WIRELESS -- 2.6%
    1,900    Nextel
               Communications, Inc.*<F13>            $   22,195     $   34,333
    7,300    Sprint Corp.
               (PCS Group)*<F13>                         32,845         41,975
    1,300    Vodafone Group
               PLC SP-ADR                                23,725         25,545
                                                     ----------     ----------
                                                         78,765        101,853

CONSUMER CYCLICALS SECTOR -- 16.8%
----------------------------------
             BROADCASTING & CABLE -- 6.7%
    1,500    Clear Channel
               Communications, Inc.*<F13>                60,188         63,585
    1,700    Comcast Corp.
               Special Cl A NV*<F13>                     62,430         49,283
    1,300    Univision
               Communications Inc.*<F13>                 33,935         39,520
    2,600    Viacom Inc. Cl B*<F13>                      74,684        113,516
                                                     ----------     ----------
                                                        231,237        265,904

             GAMING & LOTTERY -- 0.8%
      300    International Game
               Technology                                24,315         30,699

             RETAIL-BUILDING SUPPLIES -- 2.9%
    2,700    Lowe's Companies, Inc.                      90,094        115,965

             RETAIL-DEPARTMENT STORES -- 0.5%
      400    Kohl's Corp.*<F13>                          18,988         20,552

             RETAIL-INTERNET -- 4.7%
      500    eBay Inc.*<F13>                             49,093         52,000
    3,400    InterActiveCorp*<F13>                       85,689        133,722
                                                     ----------     ----------
                                                        134,782        185,722

             RETAIL-SPECIALTY -- 1.2%
    1,300    Bed Bath & Beyond Inc.*<F13>                26,306         50,466

CONSUMER STAPLES SECTOR -- 6.1%
-------------------------------
             BEVERAGES-SOFT DRINK -- 1.0%
      900    Coca-Cola Co.                               38,432         41,769

             DISTRIBUTION-FOOD & HEALTH -- 1.1%
    1,400    Sysco Corp.                                 33,079         42,056

             HOUSEHOLD PRODUCTS -- 1.1%
      700    Avon Products, Inc.                         36,164         43,540

             RETAIL-GENERAL MERCHANT -- 1.8%
    1,300    Wal-Mart Stores, Inc.                       38,979         69,771

             SERVICES-FACILITIES/ENVIRONMENT -- 1.1%
    1,000    Weight Watchers
               International, Inc.*<F13>                 45,199         45,490

ENERGY SECTOR -- 2.5%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 2.5%
      600    Nabors Industries, Ltd.*<F13>               25,879         23,730
    1,800    Weatherford
               International Ltd.*<F13>                  75,387         75,420
                                                     ----------     ----------
                                                        101,266         99,150

FINANCIALS SECTOR -- 10.9%
--------------------------
             COMMERCIAL SERVICES -- 0.5%
      400    Moody's Corp.                               16,721         21,084

             CONSUMER FINANCE -- 1.5%
    1,500    SLM Corp.                                   45,572         58,755

             FINANCIAL-DIVERSE -- 2.8%
    2,600    Citigroup Inc.                             104,507        111,280

             INSURANCE-BROKERS -- 1.3%
    1,000    Marsh & McLennan
               Companies, Inc.                           38,078         51,070

             INSURANCE-MULTILINE -- 2.7%
    1,950    American International
               Group, Inc.                              126,732        107,601

             INVESTMENT BANKS/BROKERS -- 2.1%
      500    Goldman Sachs Group, Inc.                   41,872         41,875
      900    Merrill Lynch & Co., Inc.                   38,325         42,012
                                                     ----------     ----------
                                                         80,197         83,887

HEALTHCARE SECTOR -- 22.2%
--------------------------
             BIOTECHNOLOGY -- 2.6%
    1,000    Amgen Inc.*<F13>                            49,242         65,940
      500    Genentech, Inc.*<F13>                       27,143         36,060
                                                     ----------     ----------
                                                         76,385        102,000

             DIVERSE -- 1.3%
    1,000    Johnson & Johnson                           46,317         51,700

             DRUGS-MAJOR -- 4.3%
      600    Forest Laboratories, Inc.*<F13>             28,352         32,850
    4,000    Pfizer Inc.                                133,404        136,600
                                                     ----------     ----------
                                                        161,756        169,450

             MANAGED CARE -- 4.3%
      600    Anthem, Inc.*<F13>                          37,554         46,290
    2,500    UnitedHealth Group Inc.                     68,685        125,625
                                                     ----------     ----------
                                                        106,239        171,915

             MEDICAL DISTRIBUTORS -- 1.7%
    1,050    Cardinal Health, Inc.                       62,932         67,515

             MEDICAL PRODUCTS & SUPPLIES -- 3.8%
      600    Boston Scientific Corp.*<F13>               28,389         36,660
    1,000    Medtronic, Inc.                             35,247         47,970
      700    St. Jude Medical, Inc.*<F13>                24,465         40,250
      600    Zimmer Holdings, Inc.*<F13>                 24,584         27,030
                                                     ----------     ----------
                                                        112,685        151,910

             SPECIALIZED SERVICES -- 4.2%
    3,300    Caremark Rx, Inc.*<F13>                     56,292         84,744
    1,200    Express Scripts, Inc.*<F13>                 54,849         82,092
                                                     ----------     ----------
                                                        111,141        166,836

INDUSTRIALS SECTOR -- 7.2%
--------------------------
             BUSINESS SERVICE -- 3.4%
      700    Apollo Group, Inc.*<F13>                    28,597         43,260
      600    Career Education Corp.*<F13>                39,080         40,980
    1,400    ChoicePoint Inc.*<F13>                      48,509         48,328
                                                     ----------     ----------
                                                        116,186        132,568

             INDUSTRIAL CONGLOMERATE -- 2.8%
    3,900    General Electric Co.                       132,349        111,852

             MACHINERY -- 1.0%
      600    Danaher Corp.                               41,273         40,830

TECHNOLOGY SECTOR -- 29.5%
--------------------------
             COMMUNICATION-EQUIPMENT -- 4.0%
    2,200    Amdocs Ltd.*<F13>                           38,550         52,800
    6,300    Cisco Systems Inc.*<F13>                    32,819        105,777
                                                     ----------     ----------
                                                         71,369        158,577

             COMPUTER HARDWARE -- 3.0%
    3,700    Dell Computer Corp.*<F13>                   90,300        117,808

             COMPUTER SOFTWARE/SERVICES -- 4.1%
    2,900    BEA Systems, Inc.*<F13>                     34,252         31,581
      400    Intuit Inc.*<F13>                           13,700         17,840
    2,300    Mercury Interactive Corp.*<F13>             67,227         89,148
    2,100    Oracle Corp.*<F13>                          28,875         25,221
                                                     ----------     ----------
                                                        144,054        163,790

             COMPUTERS-PERIPHERAL -- 1.2%
      700    Lexmark
               International, Inc.*<F13>                 40,867         49,539

             COMPUTING -- 4.0%
    2,800    Intel Corp.                                 46,717         58,268
    4,000    Microsoft Corp.                             31,883        102,560
                                                     ----------     ----------
                                                         78,600        160,828

             ELECTRONICS-SEMICONDUCTORS -- 4.7%
    1,500    Broadcom Corp.*<F13>                        41,949         37,365
    2,000    Maxim Integrated
               Products, Inc.                            66,881         68,200
    4,400    Taiwan Semiconductor
               Manufacturing Co.
               Ltd. SP-ADR*<F13>                         34,807         44,352
    1,500    Texas Instruments Inc.                      24,038         26,400
      400    Xilinx, Inc.*<F13>                          12,396         10,120
                                                     ----------     ----------
                                                        180,071        186,437

             EQUIPMENT-SEMICONDUCTORS -- 1.8%
    1,600    Applied Materials, Inc.*<F13>               21,496         25,344
    1,800    Microchip Technology Inc.                   35,986         44,550
                                                     ----------     ----------
                                                         57,482         69,894

             SERVICES-DATA PROCESSING -- 5.2%
    2,000    First Data Corp.                            49,065         82,880
    2,800    Fiserv, Inc.*<F13>                          96,363         99,848
      800    Paychex, Inc.                               19,373         23,512
                                                     ----------     ----------
                                                        164,801        206,240

             STORAGE -- 1.5%
    2,000    VERITAS Software Corp.*<F13>                35,396         57,640
                                                     ----------     ----------
                 Total common stocks                  3,139,616      3,883,943
                                                     ----------     ----------

SHORT-TERM INVESTMENTS -- 2.8% (A)<F14>
             VARIABLE RATE DEMAND NOTE -- 2.8%
 $112,923    U.S. Bank, N.A., 0.78%                     112,923        112,923
                                                     ----------     ----------
                 Total investments                   $3,252,539      3,996,866
                                                     ----------
                                                     ----------
             Liabilities, less cash and
               receivables -- (0.6%) (A)<F14>                          (24,871)
                                                                    ----------
                 NET ASSETS                                         $3,971,995
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($3,971,995 / 1,004,290
                   shares outstanding)                              $     3.96
                                                                    ----------
                                                                    ----------

  *<F13>   Non-income producing security.
(a)<F14>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2003

INCOME:
   Dividends                                                         $  19,536
   Interest                                                              1,740
                                                                     ---------
        Total income                                                    21,276
                                                                     ---------

EXPENSES:
   Management fees                                                      38,011
   Professional fees                                                    26,601
   Registration fees                                                    13,847
   Administrative services                                              11,796
   Transfer agent fees                                                  11,318
   Custodian fees                                                       10,543
   Board of Directors fees                                               3,400
   Insurance expense                                                     1,938
   Printing and postage expense                                          1,774
   Other expenses                                                        1,252
                                                                     ---------
        Total expenses before reimbursement                            120,480
   Less expenses assumed by adviser                                    (71,066)
                                                                     ---------
        Net expenses                                                    49,414
                                                                     ---------
NET INVESTMENT LOSS                                                    (28,138)
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (268,516)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 395,196
                                                                     ---------
NET GAIN ON INVESTMENTS                                                126,680
                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  98,542
                                                                     ---------
                                                                     ---------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2003 and June 30, 2002

                                                                                   2003           2002
                                                                                 --------       --------
OPERATIONS:
   Net investment loss                                                          $  (28,138)   $   (36,093)
   Net realized loss on investments                                               (268,516)      (357,595)
   Net increase (decrease) in unrealized appreciation on investments               395,196       (871,003)
                                                                                ----------    -----------
        Net increase (decrease) in net assets resulting from operations             98,542     (1,264,691)
                                                                                ----------    -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (93,867 and 64,101 shares, respectively)            315,698        291,854
   Cost of shares redeemed (147,472 and 162,814 shares, respectively)             (586,507)      (743,378)
                                                                                ----------    -----------
        Net decrease in net assets derived from Fund share activities             (270,809)      (451,524)
                                                                                ----------    -----------
        TOTAL DECREASE                                                            (172,267)    (1,716,215)
NET ASSETS AT THE BEGINNING OF THE YEAR                                          4,144,262      5,860,477
                                                                                ----------    -----------
NET ASSETS AT THE END OF THE YEAR                                               $3,971,995    $ 4,144,262
                                                                                ----------    -----------
                                                                                ----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Winslow Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                              ------------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                              ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $ 3.92         $ 5.07         $11.62         $15.60         $17.85
Income from investment operations:
   Net investment loss (a)<F15>                                (0.03)         (0.03)         (0.05)         (0.08)         (0.18)
   Net realized and unrealized
     gains (losses) on investments                              0.07          (1.12)         (1.94)          2.52           1.15
                                                              ------         ------         ------         ------         ------
Total from investment operations                                0.04          (1.15)         (1.99)          2.44           0.97

Less distributions:
   Dividend from net investment income                            --             --             --             --             --
   Distributions from net realized gains                          --             --          (4.56)         (6.42)         (3.22)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --             --          (4.56)         (6.42)         (3.22)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $ 3.96         $ 3.92         $ 5.07         $11.62         $15.60
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                         1.02%        (22.53%)       (20.54%)        22.55%          8.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                           3,972          4,144          5,860         12,151         43,374
Ratio of expenses (after reimbursement)
  to average net assets (b)<F16>                                1.30%          1.30%          1.30%          1.29%          1.28%
Ratio of net investment loss
  to average net assets (c)<F17>                               (0.74%)        (0.73%)        (0.70%)        (0.65%)        (0.72%)
Portfolio turnover rate                                       108.42%         70.55%        111.99%        123.92%         86.30%

(a)<F15> In 2003, 2002, 2001 and 2000, net investment loss per share is calculated using average shares outstanding. In 1999, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F16> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001 and 2000, 3.17%, 2.71%, 1.87% and 1.54%, respectively.
(c)<F17> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 2003, 2002, 2001 and 2000, (2.61%), (2.14%), (1.27%) and (0.90%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund

                                                                   July 31, 2003

Dear Shareholder:

  Finally, the stock market was the place to be in the second quarter. For the first time in 18 months, stocks posted double-digit gains in the quarter. The rally was broad and powerful, with all equity asset classes participating and, within the Russell 2000 Growth index, all sectors posting double-digit growth. Numerous factors contributed to ignite the market. Equities were oversold after three years of a torturous bear market. The uncertainty overhang from geopolitical issues lifted with a quick and decisive victory in Iraq. First quarter earnings were generally better than expected. Bond yields hit new lows as the Fed acknowledged that deflation is a concern. The Fed cut rates by another 25 basis points in late June. As the market moved higher, money flow into equity funds turned positive and provided more fuel to the rally. Furthermore, a new fiscal stimulus package was passed, which included reductions in capital gains and dividend tax rates. With that backdrop, investors' have transitioned from avoiding risk to embracing risk, which benefits equities and small-cap growth stocks, in particular.

  Small stocks often lead the charge out of economic and war induced market bottoms, and this time was no exception. Leading the market were the most aggressive and lowest quality stocks, specifically the micro-caps and non-profitable companies. This type of market environment makes it challenging for active, quality-biased managers to beat their benchmarks given the illiquid nature of micro-cap stocks, which are off limits for most small-cap managers. In fact, Prudential Financial recently noted that 89% of small-cap growth managers did not beat the Russell 2000 Growth in the second quarter. According to Prudential, the smaller the market cap, the better the performance in the quarter. The smallest quintile of the Russell 2000 Growth based on market cap (stocks under $180 million) was up 43.2% compared to the 18.4% gain in the top quintile.

  With respect to the quality issue, the non-profitable companies contributed over 20% of the Russell 2000 Growth's quarterly return. May was the most pronounced month where one-third of the 11.3% gain in the Index came from unprofitable companies. We point this out because of our vast underweighting in this category relative to the Russell 2000 Growth is due to our discipline of owning high-quality, profitable companies. Excluding the non-profits' contribution for the quarter, the Index's return from profitable companies was 18.5%, compared to the Fund's return of 22.3%. For the first six months, the Russell 2000 Growth's profitable companies return was 14.5%, in line with the Fund's return of 14.5%.

  We witnessed similar performance characteristics back in 1991. Exiting the 1991 Gulf War and the last economic recession, micro-caps and low-quality stocks led the market in the first months following the war induced market bottom. But within several months, higher quality stocks with stronger fundamentals took over market leadership from speculative stocks. We would expect a similar scenario to unfold and believe this may be occurring already. For the month of June, the Fund was up 4.3%, outperforming the 1.9% gain in the Russell 2000 Growth.

  Investor attention now focuses on the strength of the economic recovery in the second half. Investor skepticism remains high as each "potential" second half recovery in the past three years never materialized. Positive signs are developing, albeit modest, with the direction pointing toward an improving economy. Earnings expectations are reasonable and potential exists for upside earnings reports as seen in the first quarter. Corporate cost structures are very lean and significant operating leverage exists, especially as revenue growth picks up. After the exceptional second quarter performance, we would expect the market to become more discriminating. Consolidation of some of the recent gains would be constructive and viewed as an opportunity to add or initiate new positions. We remain optimistic that the economy will recover, and continue to focus on positioning the portfolio for long-term growth.

  Thank you for your continued support.

Sincerely,

/s/Gail M. Knappenberger

Gail M. Knappenberger
Portfolio Manager

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2003

  The past fiscal year has been particularly difficult for small-cap growth managers who stayed true to their quality-growth bias. While all managers suffered with stocks that had fundamental earnings disappointments during the economic downturn, many managers including us, did not fully participate in market rallies that were led by cheap, low-quality stocks. This trend changed in the most recent quarter with quality stocks leading the market recovery. We remain optimistic that quality-growth stocks will continue to outperform as the economy strengthens.

  For the fiscal year, the FMI Knappenberger Partners Emerging Growth Fund declined 16.8% versus a 0.7% rise in the Russell 2000 Growth and a decline of 1.6% for the Russell 2000. During the most recent quarter, the Fund rose 22.3% versus the 24.2% rise in the 2000 Growth and a 23.4% rise in the 2000. Thus far, the rally that started in mid-March has continued into July.

  From a sector standpoint, all the growth sectors were up double digits for the quarter, with technology, healthcare, and consumer, the strongest contributors in the Russell 2000 Growth Index. Within our portfolio, the technology and consumer sectors, where we are overweighted, contributed the most to our returns. Leading technology stocks were Foundry Networks (+77%), Altiris (+60%), OmniVision Technologies (+50%), Verint Systems (+50%) and O2Micro International (+50%). Leading consumer stocks were Career Education (+40%), Fred's, Inc. (+34%), Radio One (+34%), Education Management (+33%) and Coach (+30%). Strong earnings reports from these leading companies were major drivers to their performance. Detracting from performance was healthcare. Several of our healthcare holdings, while producing positive returns, did not keep pace with the Russell 2000 Growth Index's return. We did have one fundamental disappointment in Accredo Health, which was sold in the quarter.

  We were once again very active in the quarter, adding twenty-one new stocks to the portfolio. Consistent with our efforts in the first quarter, we continue to focus on high-quality companies that have strong or improving fundamentals with an emphasis on economically-sensitive business models. We added nine new technology stocks, nine consumer services stocks, two health care and one financial service stock.

  At the end of the quarter, our portfolio was overweighted in technology (32%) and consumer goods (30%), modestly underweighted in healthcare (15%), and underweighted in financial services (8%). In the "other" category, which includes various smaller sectors like transportation, energy and materials, we are slightly underweighted (13%).

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND, RUSSELL 2000 INDEX AND RUSSELL
                               2000 GROWTH INDEX

                FMI Knappenberger
                Partners Emerging       Russell 2000          Russell 2000
    Date           Growth Fund          Index*<F19>        Growth Index**<F20>
    ----           -----------          -----------        -------------------
  9/30/99#<F18>       10,000               10,000                10,000
 12/31/99             12,992               11,844                13,339
  3/31/00             13,792               12,683                14,577
  6/30/00             12,921               12,203                13,503
  9/30/00             14,571               12,339                12,966
 12/31/00             12,486               11,486                10,347
  3/31/01              9,309               10,738                 8,774
  6/30/01             11,505               12,273                10,351
  9/30/01              8,277                9,721                 7,445
 12/31/01             10,442               11,771                 9,392
  3/31/02             10,280               12,240                 9,208
  6/30/02              9,198               11,218                 7,762
  9/30/02              6,618                8,817                 6,092
 12/31/02              6,678                9,360                 6,549
  3/31/03              6,253                8,940                 6,295
  6/30/03              7,650               11,034                 7,816

#<F18>  inception date

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN

                                          Since Inception
                           1-Year             9/30/99
                           ------             -------
                          -16.83%              -6.90%

  *<F19> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.
 **<F20> Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF NET ASSETS
June 30, 2003

SHARES OR
PRINCIPAL
  AMOUNT                                                COST          VALUE
---------                                             --------       --------
COMMON STOCKS -- 97.4% (A)<F22>

CONSUMER GOODS SECTOR -- 29.6%
------------------------------
            ADVERTISING AGENCIES -- 0.7%
   17,775   aQuantive, Inc.*<F21>                   $   186,799    $   186,637

            CONSUMER ELECTRONICS -- 1.5%
   16,650   United Online, Inc.*<F21>                   433,298        421,911

            EDUCATION SERVICES -- 4.7%
   10,575   Career Education Corp.*<F21>                343,822        722,273
    6,400   Concorde Career
              Colleges, Inc.*<F21>                      133,010        128,070
    9,200   Education
              Management Corp.*<F21>                    332,958        487,968
                                                    -----------    -----------
                                                        809,790      1,338,311

            HOUSEHOLD FURNISHINGS -- 1.0%
   27,675   Bombay Company, Inc.*<F21>                  284,531        294,185

            LEISURE TIME -- 1.1%
    9,050   SCP Pool Corp.*<F21>                        217,707        311,229

            RADIO & TELEVISION BROADCASTING -- 1.9%
   30,925   Radio One, Inc. CL D*<F21>                  478,033        548,300

            RETAIL -- 9.8%
   19,450   A.C. Moore Arts &
              Crafts, Inc.*<F21>                        329,403        391,334
    7,975   Cache, Inc.*<F21>                           111,864        119,306
   22,575   Chico's FAS, Inc.*<F21>                     260,138        475,204
   17,562   Fred's, Inc.                                433,533        657,346
   12,775   Hot Topic, Inc.*<F21>                       332,632        344,414
   20,425   MSC Industrial
              Direct Co., Inc.*<F21>                    363,754        365,607
   26,750   PETsMART, Inc.                              307,159        446,992
                                                    -----------    -----------
                                                      2,138,483      2,800,203

            SERVICES COMMERCIAL -- 6.5%
   12,600   Charles River
              Associates Inc.*<F21>                     342,980        356,202
    9,358   ChoicePoint Inc.*<F21>                      262,360        323,038
   10,875   The Corporate Executive
              Board Co.*<F21>                           291,513        440,546
   40,825   Navigant Consulting, Inc.*<F21>             361,987        483,776
   11,450   Resources
              Connection, Inc.*<F21>                    234,296        273,312
                                                    -----------    -----------
                                                      1,493,136      1,876,874

            TEXTILES-APPAREL MANUFACTURERS -- 2.4%
   14,050   Coach, Inc.*<F21>                           324,301        698,847

ENERGY SECTOR -- 4.4%
---------------------
            MACHINE OILWELL EQUIPMENT -- 1.3%
   35,725   Key Energy
              Services, Inc.*<F21>                      374,137        382,972

            OIL CRUDE PRODUCERS -- 3.1%
    7,350   Evergreen
              Resources, Inc.*<F21>                     346,448        399,178
   36,750   Ultra Petroleum Corp.*<F21>                 359,154        474,443
                                                    -----------    -----------
                                                        705,602        873,621

FINANCIAL SERVICES SECTOR -- 7.7%
---------------------------------
            BANKS -- 6.2%
   16,850   Boston Private Financial
              Holdings, Inc.                            298,597        355,872
    8,025   East West Bancorp, Inc.                     275,512        289,943
   28,375   UCBH Holdings, Inc.                         503,652        814,079
   10,825   Wintrust Financial Corp.                    337,400        322,477
                                                    -----------    -----------
                                                      1,415,161      1,782,371

            INVESTMENT MANAGEMENT COMPANIES -- 1.5%
    7,050   Affiliated Managers
              Group, Inc.*<F21>                         334,054        429,698

HEALTHCARE SECTOR -- 15.1%
--------------------------
            BIOTECHNOLOGY-RESEARCH & PRODUCTS -- 0.6%
    3,875   Martek Biosciences Corp.*<F21>              127,409        166,354

            DRUGS & PHARMACIES -- 3.1%
   15,625   Medicis
              Pharmaceutical Corp.                      764,531        885,938

            ELECTRONICS-MEDICAL SYSTEMS -- 1.5%
   23,275   CTI Molecular
              Imaging, Inc.*<F21>                       423,253        434,079

            HEALTHCARE SERVICES -- 3.7%
   22,425   Odyssey Healthcare, Inc.*<F21>              361,612        829,725
    6,450   Stericycle, Inc.*<F21>                      233,698        247,422
                                                    -----------    -----------
                                                        595,310      1,077,147

            MEDICAL DENTAL INSTRUMENT SUPPLY -- 6.2%
   26,750   American Medical Systems
              Holdings, Inc.*<F21>                      550,913        452,075
    9,550   Diagnostic Products Corp.                   391,924        392,027
    8,900   ICU Medical, Inc.*<F21>                     319,362        276,701
   14,400   Respironics, Inc.*<F21>                     450,594        536,112
    6,150   SonoSite, Inc.*<F21>                        135,503        123,308
                                                    -----------    -----------
                                                      1,848,296      1,780,223

MATERIALS & PROCESSING SECTOR -- 2.1%
-------------------------------------
            BUILDING MATERIALS -- 0.9%
    7,050   Simpson Manufacturing
              Co., Inc.*<F21>                           234,031        258,030

            CHEMICALS -- 1.2%
    6,975   Cabot Microelectronics
              Corp.*<F21>                               294,571        351,749

PRODUCER DURABLES SECTOR -- 1.0%
--------------------------------
            PRODUCTION TECHNOLOGY EQUIPMENT -- 1.0%
    7,000   Dionex Corp.*<F21>                          274,475        278,180

TECHNOLOGY SECTOR -- 32.2%
--------------------------
            COMMUNICATION TECHNOLOGY -- 5.0%
   14,700   Avocent Corp.*<F21>                         393,490        439,383
   34,425   Foundry Networks, Inc.*<F21>                370,612        491,245
   32,250   Packeteer, Inc.*<F21>                       482,836        499,230
                                                    -----------    -----------
                                                      1,246,938      1,429,858

            COMPUTER SERVICES/SOFTWARE
              & SYSTEMS -- 15.3%
   26,750   Altiris, Inc.*<F21>                         380,287        534,732
   50,725   Concur
              Technologies, Inc.*<F21>                  370,628        512,830
   10,700   Group 1 Software, Inc.*<F21>                191,775        199,020
   15,650   Hyperion Solutions Corp.*<F21>              533,028        527,874
   12,675   Manhattan
              Associates, Inc.*<F21>                    264,948        329,423
   21,025   ManTech
              International Corp.*<F21>                 376,770        403,470
   31,550   Neoware Systems, Inc.*<F21>                 432,386        479,876
   28,975   RADWARE Ltd.*<F21>                          490,935        496,342
   54,600   SupportSoft, Inc.*<F21>                     263,647        353,808
   21,750   Verint Systems Inc.*<F21>                   372,723        551,363
                                                    -----------    -----------
                                                      3,677,127      4,388,738

            ELECTRICAL -- 0.7%
    8,300   Power Integrations, Inc.*<F21>              213,433        201,773

            ELECTRONICS -- 0.7%
    5,825   Avid Technology, Inc.*<F21>                 204,800        205,797

            ELECTRONICS-SEMICONDUCTORS -- 10.5%
   25,825   Cree, Inc.*<F21>                            514,795        419,656
   34,400   Integrated Circuit
              Systems, Inc.*<F21>                       727,534      1,080,504
   54,700   O2Micro
              International Ltd.*<F21>                  888,549        882,311
    9,900   OmniVision
              Technologies, Inc.*<F21>                  195,968        308,187
   12,250   Silicon Laboratories Inc.*<F21>             323,466        326,095
                                                    -----------    -----------
                                                      2,650,312      3,016,753

TRANSPORTATION SECTOR -- 5.3%
-----------------------------
            TRUCKERS -- 5.3%
   23,575   Hunt (J.B.) Transport
              Services, Inc.*<F21>                      709,622        898,207
   24,925   Knight
              Transportation, Inc.*<F21>                500,032        618,639
                                                    -----------    -----------
                                                      1,209,654      1,516,846
                                                    -----------    -----------
                Total common stocks                  22,959,172     27,936,624
                                                    -----------    -----------

SHORT-TERM INVESTMENTS -- 2.6% (A)<F22>
            VARIABLE RATE DEMAND NOTE -- 2.6%
 $728,920   U.S. Bank, N.A., 0.78%                      728,920        728,920
                                                    -----------    -----------
                Total investments                   $23,688,092     28,665,544
                                                    -----------
                                                    -----------
            Cash and receivables, less
              liabilities -- 0.0% (A)<F22>                              11,545
                                                                   -----------
                NET ASSETS                                         $28,677,089
                                                                   -----------
                                                                   -----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($28,677,089 / 3,794,518
                  shares outstanding)                              $      7.56
                                                                   -----------
                                                                   -----------

  *<F21>   Non-income producing security.
(a)<F22>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2003

INCOME:
   Dividends                                                       $    10,909
   Interest                                                             14,852
                                                                   -----------
        Total income                                                    25,761
                                                                   -----------

EXPENSES:
   Management fees                                                     195,148
   Administrative services                                              43,107
   Professional fees                                                    29,133
   Transfer agent fees                                                  17,773
   Registration fees                                                    13,897
   Custodian fees                                                       12,183
   Insurance expense                                                    10,405
   Printing and postage expense                                          7,588
   Board of Directors fees                                               3,400
   Other expenses                                                        1,558
                                                                   -----------
        Total expenses before reimbursement                            334,192
   Less expenses assumed by adviser                                    (80,616)
                                                                   -----------
        Net expenses                                                   253,576
                                                                   -----------
NET INVESTMENT LOSS                                                   (227,815)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (7,286,656)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               3,833,295
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (3,453,361)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(3,681,176)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2003 and June 30, 2002

                                                                                       2003                2002
                                                                                     --------            --------
OPERATIONS:
   Net investment loss                                                              $  (227,815)        $  (221,122)
   Net realized loss on investments                                                  (7,286,656)         (2,284,213)
   Net increase (decrease) in unrealized appreciation on investments                  3,833,295          (1,420,387)
                                                                                    -----------         -----------
        Net decrease in net assets resulting from operations                         (3,681,176)         (3,925,722)
                                                                                    -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,056,156 and 1,858,460 shares, respectively)        14,451,404          18,066,732
   Cost of shares redeemed (931,328 and 536,070 shares, respectively)                (6,363,196)         (5,191,298)
                                                                                    -----------         -----------
        Net increase in net assets derived from Fund share activities                 8,088,208          12,875,434
                                                                                    -----------         -----------
        TOTAL INCREASE                                                                4,407,032           8,949,712
NET ASSETS AT THE BEGINNING OF THE YEAR                                              24,270,057          15,320,345
                                                                                    -----------         -----------
NET ASSETS AT THE END OF THE YEAR                                                   $28,677,089         $24,270,057
                                                                                    -----------         -----------
                                                                                    -----------         -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Knappenberger Partners Emerging Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                                               FOR THE PERIOD FROM
                                                        FOR THE YEARS ENDED JUNE 30,       SEPTEMBER 30, 1999+<F23> TO
                                                     2003           2002           2001           JUNE 30, 2000
                                                     ----           ----           ----           -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $ 9.09         $11.37         $12.77              $10.00
Income from investment operations:
   Net investment loss (a)<F26>                      (0.08)         (0.11)         (0.12)              (0.06)
   Net realized and unrealized
     (losses) gains on investments                   (1.45)         (2.17)         (1.28)               2.97
                                                    ------         ------         ------              ------
Total from investment operations                     (1.53)         (2.28)         (1.40)               2.91

Less distributions:
   Dividend from net investment income                  --             --             --                  --
   Distribution from net realized gains                 --             --             --               (0.14)
                                                    ------         ------         ------              ------
Total from distributions                                --             --             --               (0.14)
                                                    ------         ------         ------              ------
Net asset value, end of period                      $ 7.56         $ 9.09         $11.37              $12.77
                                                    ------         ------         ------              ------
                                                    ------         ------         ------              ------
TOTAL INVESTMENT RETURN                             (16.83%)       (20.05%)       (10.96%)             29.21%*<F24>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)              28,677         24,270         15,320              11,491
Ratio of expenses (after reimbursement)
  to average net assets (b)<F27>                      1.30%          1.30%          1.30%               1.30%**<F25>
Ratio of net investment loss
  to average net assets (c)<F28>                     (1.17%)        (1.15%)        (0.99%)             (0.80%)**<F25>
Portfolio turnover rate                              98.57%         68.18%        146.88%              91.54%

  +<F23>   Commencement of operations.
  *<F24>   Not Annualized.
 **<F25>   Annualized.
(a)<F26> In 2003 and 2002, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F27> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2003, 2002 and 2001 and for the period September 30, 1999+<F23> to June 30, 2000, 1.71%, 1.75%, 1.69% and 1.70%**<F25>, respectively.
(c)<F28> If the Fund had paid all of its expenses, the ratios would have been for the years ending June 30, 2003, 2002 and 2001 and for the period September 30, 1999+<F23> to June 30, 2000, (1.58%), (1.60%), (1.38%)
           and (1.20%)**<F25>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund

                                                                   July 21, 2003

Dear Shareholder:

  Last year we wrote to you expressing our concerns about the economy, corporate scandals, terrorism and the resultant impacts on the investment environment. Another year has passed, and we can now add war with Iraq to the list of events that have changed our lives and impacted the economy. Uncertainty and angst have become part of everyday life, but as history has shown and will no doubt show again, we are a resilient nation and will prevail in these challenging times.

  The market recorded new multi-year lows last October and again this past March in anticipation of war. We are now more optimistic about our prospects than at any point during the past two years. The economy, although still somewhat sluggish, is beginning to show signs of life due partly to the Federal Reserve's accommodative monetary policy and President Bush's tax stimulus plan.

  The most recent quarter ending June 30, 2003 was clear evidence that investors have become more confident as the Russell 2000 Index soared 23.4%, its best quarter since the first quarter of 1991. Much of the Russell's gain, however, was attributable to the performance of "micro-cap" stocks, which we define as companies with market capitalizations below $500 million, and stocks of companies with no earnings expected over the coming year. Our portfolio has not performed as well in environments where the market rewards companies with no earnings in the foreseeable future. We concentrate on the larger, more liquid small-cap stocks (weighted average market capitalization $1.3 billion), and prefer to invest in companies with positive and growing earnings and free cash flows.

  We continue to believe that owning companies with positive and growing earnings and free cash flows will serve us well over the long-run. In addition, we look for companies with some type of competitive advantage that are run by good operating managers with strong capital allocation abilities. During the market's recent ascent, we have not chased rising technology stocks that have no foreseeable earnings and this cost us in terms of near-term performance. Rather, we have remained disciplined in buying companies with real earnings and free cash flows at prices we believe are significantly below our estimate of their worth. It is this patient approach to investing that will continue to pay dividends, both literally and figuratively, for long-term investors in the future.

  As always, we are grateful for your loyalty and support during this challenging past year and look forward to better returns in the years ahead.

Sincerely,

/s/Richard W. Jensen                /s/Elizabeth M. Lilly

Richard W. Jensen                   Elizabeth M. Lilly
Portfolio Manager                   Portfolio Manager

FMI Woodland Small Capitalization Value Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2003

  Fund performance for the fiscal year ending June 30, 2003 was disappointing compared to the strong performance in each of the two prior years. The Fund declined 14.9% versus a decline of 1.6% for the Russell 2000 Index. Calendar year-to-date the Fund is up 4.6% versus a gain of 17.9% for the Russell 2000.

  The performance gap began to widen toward the end of the March quarter and continued through the end of this most recent June quarter. The current investment climate is reminiscent of late 1999 and early 2000 when the market was peaking and technology stocks with little hope for positive earnings were being driven higher. A study by Steve DeSanctis of Prudential Financial noted that companies not expected to make money over the next year had gains of close to 40% during the most recent June quarter. The Russell 2000 Index gained 23.4% during the June quarter and the Fund gained 12.4%. DeSanctis writes that, had the Index excluded these non-earnings companies, it would have returned 12.0%. In addition to the non-earners, the Russell 2000 Index owed much of its robust performance to stocks of companies with market capitalizations less than $500 million, which contributed almost half of the Russell 2000's gain.

  We remain disciplined in our investment approach. We are focused on investing in companies with positive and growing earnings and free cash flow, operated by management teams that are excellent allocators of capital, and trade at prices we believe are significantly less than our appraisal of their intrinsic value.

  During the past year we sold several investments at significant gains. The three biggest contributors were Toro, Graco, and Wintrust Financial. The Toro Company was initially purchased in May 2000. The company went on to exceed all our expectations for margin improvements and cash flow generation and we sold our position for a total return of approximately 85%. Graco was a long-term holding that had been a consistently good performer. We sold the stock last August because its price had reached our estimate of its fair market value. Finally, Wintrust Financial was purchased in June 2001 and was sold due to valuation in July 2002 for a gain of greater than 90%.

  We were not without our share of disappointments during the past year. Three disappointments were Pathmark Stores, Axcelis Technologies, and Crown Cork & Seal. We typically sell stocks for two reasons: 1) they reach our appraisal of their intrinsic value or 2) we lose confidence in the company (and our valuation estimate) due to a change in the competitive landscape or an unforeseen negative event, which can include management misallocating capital. For a variety of reasons, we lost confidence in each of these companies and sold them at a discount to their original cost.

  Although the past year has been challenging, we are optimistic about the outlook for both the economy and the Fund going forward. The economy remains somewhat sluggish, but signs are emerging that a rebound may not be far off. The current low interest rate environment and President Bush's stimulus plan should help lift the economy back to more normalized growth levels. With money market rates yielding less than 1% and long-term bond yields now on the rise, stocks look like the place to be in the coming months. We remain committed to our disciplined bottom-up investing approach and will continue to search for good businesses with strong management teams that we can buy at substantial discounts to our estimate of fair value. We are confident that, with patience, we will reap the benefits of this strategy.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI WOODLAND SMALL CAPITALIZATION VALUE FUND AND RUSSELL 2000 INDEX

                        FMI Woodland Small
      Date           Capitalization Value Fund       Russell 2000 Index*<F30>
      ----           -------------------------       ------------------------
      9/16/96#<F29>           10,000                          10,000
      9/30/96                  9,850                          10,128
     12/31/96                 10,908                          10,655
      3/31/97                 10,517                          10,104
      6/30/97                 12,251                          11,742
      9/30/97                 13,847                          13,489
     12/31/97                 13,209                          13,030
      3/31/98                 14,168                          14,346
      6/30/98                 13,683                          13,672
      9/30/98                 10,387                          10,917
     12/31/98                 12,698                          12,698
      3/31/99                 11,446                          12,009
      6/30/99                 13,523                          13,877
      9/30/99                 12,790                          13,000
     12/31/99                 12,704                          15,397
      3/31/00                 12,047                          16,487
      6/30/00                 11,924                          15,864
      9/30/00                 12,472                          16,040
     12/31/00                 12,937                          14,932
      3/31/01                 13,104                          13,960
      6/30/01                 14,565                          15,954
      9/30/01                 12,749                          12,638
     12/31/01                 15,071                          15,303
      3/31/02                 17,210                          15,912
      6/30/02                 16,710                          14,583
      9/30/02                 13,404                          11,462
     12/31/02                 13,596                          12,168
      3/31/03                 12,650                          11,622
      6/30/03                 14,219                          14,344

#<F29>  inception date 9/16/96

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                          AVERAGE ANNUAL TOTAL RETURN

                                                    Since Inception
                 1-Year              5-Year             9/16/96
                 ------              ------             -------
                -14.91%              +0.77%              +5.32%

 *<F30> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF NET ASSETS
June 30, 2003

SHARES OR
PRINCIPAL
  AMOUNT                                                COST           VALUE
---------                                               ----           -----
COMMON STOCKS -- 96.3% (A)<F32>

BASIC MATERIALS SECTOR -- 10.6%
-------------------------------
             AGRICULTURAL PRODUCTS -- 1.5%
    22,110   Delta and Pine Land Co.                $   393,649    $   485,978

             CHEMICALS-SPECIALTY -- 6.3%
    20,940   Cytec Industries Inc.*<F31>                593,973        707,772
    38,400   H.B. Fuller Co.                            821,992        845,568
    43,620   Material Sciences Corp.                    456,187        423,114
                                                    -----------    -----------
                                                      1,872,152      1,976,454

             CONSTRUCTION/CEMENT -- 2.8%
    37,150   Texas Industries, Inc.                   1,017,501        884,170

CAPITAL GOODS SECTOR -- 13.4%
-----------------------------
             AEROSPACE/DEFENSE -- 1.3%
     7,725   Alliant Techsystems Inc.*<F31>             136,182        401,005

             MACHINERY-DIVERSE -- 3.1%
    26,580   Tennant Co.                              1,041,629        976,815

             MANUFACTURER-DIVERSE -- 4.5%
   166,710   BMC Industries, Inc.                       259,116         90,023
    22,390   Griffon Corp.*<F31>                        329,384        358,240
    25,450   Pentair, Inc.                              842,942        994,077
                                                    -----------    -----------
                                                      1,431,442      1,442,340

             MANUFACTURER-SPECIALTY -- 1.9%
    22,000   Albany International Corp.                 314,023        602,800

             OFFICE EQUIPMENT & SUPPLIES -- 2.6%
    60,410   Danka Business
               Systems PLC SP-ADR*<F31>                 211,480        233,726
    18,900   HON INDUSTRIES Inc.                        426,023        576,450
                                                    -----------    -----------
                                                        637,503        810,176

CONSUMER CYCLICALS SECTOR -- 30.8%
----------------------------------
             AUTOMOBILES -- 2.0%
    50,880   Insurance Auto
               Auctions, Inc.*<F31>                     867,534        644,141

             BUILDING MATERIALS -- 2.4%
    83,760   Apogee Enterprises, Inc.                   876,450        744,626

             GAMING & LOTTERY -- 0.9%
    10,960   Station Casinos, Inc.*<F31>                139,293        276,740

             LEISURE TIME-PRODUCTS -- 6.0%
    41,900   Brunswick Corp.                            792,710      1,048,338
    48,630   Hasbro, Inc.                               579,513        850,539
                                                    -----------    -----------
                                                      1,372,223      1,898,877

             PUBLISHING -- 1.7%
    18,430   Scholastic Corp.*<F31>                     770,202        548,845

             PUBLISHING-NEWSPAPER -- 3.6%
   105,430   Hollinger International Inc.             1,513,525      1,135,481

             RETAIL-DEPARTMENT STORES -- 1.0%
    23,600   Dillard's, Inc.                            384,354        317,892

             RETAIL-SPECIALTY -- 6.2%
    17,300   Cole National Corp.*<F31>                  204,402        216,596
    40,740   Office Depot, Inc.*<F31>                   318,965        591,137
    58,600   The Sports Authority, Inc.*<F31>           215,670        627,020
    63,520   The Topps Company, Inc.                    567,708        538,015
                                                    -----------    -----------
                                                      1,306,745      1,972,768

             SERVICES-COMMERCIAL
               & CONSUMER -- 7.0%
    48,500   The Brink's Company                        819,243        706,645
    36,080   Dollar Thrifty Automotive
               Group, Inc.*<F31>                        523,741        669,284
    36,330   The ServiceMaster Co.                      398,242        388,731
    19,700   Viad Corp.                                 470,554        441,083
                                                    -----------    -----------
                                                      2,211,780      2,205,743

CONSUMER STAPLES SECTOR -- 18.4%
--------------------------------
             ENTERTAINMENT -- 3.2%
    50,750   Gaylord Entertainment Co.*<F31>          1,244,217        993,178

             FOODS -- 1.4%
    49,090   Del Monte Foods Co.*<F31>                  417,618        433,956

             HOUSEHOLD PRODUCTS -- 2.7%
    26,380   Church & Dwight Co., Inc.                  842,509        863,417

             PERSONAL CARE -- 3.4%
    21,700   Alberto-Culver Co.                         647,886      1,080,226

             RESTAURANTS -- 5.5%
    13,890   IHOP Corp.                                 346,333        438,507
    43,320   Triarc Companies, Inc.*<F31>             1,116,038      1,299,167
                                                    -----------    -----------
                                                      1,462,371      1,737,674

             SPECIALTY PRINTING -- 2.2%
    54,340   Bowne & Co., Inc.                          649,407        708,050

ENERGY SECTOR -- 1.6%
---------------------
             OIL & GAS-DRILLING & EQUIPMENT -- 1.6%
    46,140   Key Energy Services, Inc.*<F31>            420,170        494,621

FINANCIALS SECTOR -- 3.0%
-------------------------
             BANKS-MAJOR REGIONAL -- 3.0%
    24,200   TCF Financial Corp.                        504,066        964,128

HEALTHCARE SECTOR -- 8.2%
-------------------------
             DIVERSE -- 2.6%
    39,990   Apogent
               Technologies Inc.*<F31>                  648,229        799,800

             MEDICAL PRODUCTS & SUPPLIES -- 0.5%
    19,450   CNS, Inc.*<F31>                            164,851        165,325

             SPECIALIZED SERVICES -- 5.1%
    14,330   Apria Healthcare
               Group Inc.*<F31>                         322,019        356,530
    57,930   Cytyc Corp.*<F31>                          609,378        611,162
    11,270   Laboratory Corporation
               of America Holdings*<F31>                328,383        339,791
    38,940   Orthodontic Centers
               of America, Inc.*<F31>                   308,868        311,909
                                                    -----------    -----------
                                                      1,568,648      1,619,392

TECHNOLOGY SECTOR -- 3.7%
-------------------------
             COMPUTER SOFTWARE/SERVICES -- 3.7%
    54,940   Intergraph Corp.*<F31>                     975,600      1,161,432

TRANSPORTATION SECTOR -- 2.5%
-----------------------------
             AIRLINES -- 2.5%
    71,400   Northwest Airlines Corp.*<F31>             966,968        793,254

UTILITIES SECTOR -- 4.1%
------------------------
             ELECTRIC COMPANIES -- 4.1%
    49,480   ALLETE, Inc.                             1,109,909      1,313,694
                                                    -----------    -----------
                 Total common stocks                 27,908,636     30,452,998
                                                    -----------    -----------

SHORT-TERM INVESTMENTS -- 5.2% (A)<F32>

             VARIABLE RATE DEMAND NOTES -- 5.2%
$1,500,000   U.S. Bank, N.A., 0.78%                   1,500,000      1,500,000
   145,550   Wisconsin Corporate
               Central Credit
               Union, 0.70%                             145,550        145,550
                                                    -----------    -----------
                 Total short-term
                   investments                        1,645,550      1,645,550
                                                    -----------    -----------
                 Total investments                  $29,554,186     32,098,548
                                                    -----------
                                                    -----------
             Liabilities, less cash and
               receivables -- (1.5%) (A)<F32>                         (488,916)
                                                                   -----------
                 Net Assets                                        $31,609,632
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($31,609,632 / 2,662,062
                   shares outstanding)                             $     11.87
                                                                   -----------
                                                                   -----------

  *<F31>   Non-income producing security.
(a)<F32>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2003

INCOME:
   Dividends                                                       $   334,165
   Interest                                                             20,666
                                                                   -----------
        Total income                                                   354,831
                                                                   -----------

EXPENSES:
   Management fees                                                     326,812
   Administrative services                                              61,876
   Professional fees                                                    29,663
   Transfer agent fees                                                  17,603
   Insurance expense                                                    16,529
   Registration fees                                                    15,479
   Custodian fees                                                       12,268
   Printing and postage expense                                          6,356
   Board of Directors fees                                               4,200
   Other expenses                                                        1,738
                                                                   -----------
        Total expenses before reimbursement                            492,524
   Less expenses assumed by adviser                                    (66,610)
                                                                   -----------
        Net expenses                                                   425,914
                                                                   -----------
NET INVESTMENT LOSS                                                    (71,083)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (2,355,515)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (4,166,351)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (6,521,866)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(6,592,949)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2003 and June 30, 2002

                                                                                                  2003               2002
                                                                                                --------           --------
OPERATIONS:
   Net investment (loss) income                                                                $   (71,083)       $     5,821
   Net realized (loss) gain on investments                                                      (2,355,515)         5,278,440
   Net decrease in unrealized appreciation on investments                                       (4,166,351)           (31,402)
                                                                                               -----------        -----------
        Net (decrease) increase in net assets resulting from operations                         (6,592,949)         5,252,859
                                                                                               -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.00252 per share)                                         (6,752)                --
   Distributions from net realized gains ($1.57239 and $0.28643 per share, respectively)        (4,211,310)          (764,486)
                                                                                               -----------        -----------
        Total distributions                                                                     (4,218,062)*<F33>    (764,486)*<F33>
                                                                                               -----------        -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (425,732 and 371,080 shares, respectively)                        4,763,126          5,589,145
   Net asset value of shares issued in distributions (303,099 and 36,747 shares, respectively)   3,803,897            522,538
   Cost of shares redeemed (802,857 and 412,036 shares, respectively)                           (9,109,981)        (5,885,746)
                                                                                               -----------        -----------
        Net (decrease) increase in net assets derived from Fund share activities                  (542,958)           225,937
                                                                                               -----------        -----------
        TOTAL (DECREASE) INCREASE                                                              (11,353,969)         4,714,310
NET ASSETS AT THE BEGINNING OF THE YEAR                                                         42,963,601         38,249,291
                                                                                               -----------        -----------
NET ASSETS AT THE END OF THE YEAR
  (including undistributed net investment income of $0 and $6,751, respectively)               $31,609,632        $42,963,601
                                                                                               -----------        -----------
                                                                                               -----------        -----------

*<F33>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Woodland Small Capitalization Value Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                               ----------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $15.70         $13.96         $11.62         $13.28         $13.56
Income from investment operations:
   Net investment (loss) income                                (0.03)            --           0.05           0.01          (0.03)
   Net realized and unrealized (loss) gain on investments      (2.23)          2.03           2.49          (1.58)         (0.14)
                                                              ------         ------         ------         ------         ------
Total from investment operations                               (2.26)          2.03           2.54          (1.57)         (0.17)

Less distributions:
   Dividends from net investment income                        (0.00)            --          (0.03)            --             --
   Distributions from net realized gains                       (1.57)         (0.29)         (0.17)         (0.09)         (0.11)
                                                              ------         ------         ------         ------         ------
Total from distributions                                       (1.57)         (0.29)         (0.20)         (0.09)         (0.11)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $11.87         $15.70         $13.96         $11.62         $13.28
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                       (14.91%)        14.73%         22.16%        (11.82%)        (1.17%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                          31,610         42,964         38,249         36,731         53,810
Ratio of expenses (after reimbursement)
  to average net assets (a)<F34>                                1.30%          1.29%          1.30%          1.25%          1.29%
Ratio of net investment (loss) income
  to average net assets (b)<F35>                               (0.22%)         0.01%          0.16%          0.10%         (0.24%)
Portfolio turnover rate                                        40.02%         56.79%         65.37%         57.31%         29.22%

(a)<F34> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the years ending June 30, 2003, 2002, 2001 and 2000, the ratios would have been 1.50%, 1.44%, 1.42% and 1.33%, respectively.
(b)<F35> If the Fund had paid all of its expenses for the years ending June 30, 2003, 2002, 2001 and 2000, the ratios would have been (0.42%),
           (0.14%), 0.04% and 0.02%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Sasco Contrarian Value Fund

                                                                   July 31, 2003

Dear Shareholder:

  After two very good years of absolute and relative performance, the FMI Sasco Contrarian Value Fund gave up some ground in the recent 12-month period shedding -7.8% vs. the Russell Midcap's return of +2.6%. Measured over a three year period, however, which incorporates the bear market years of 2000-2002, the Fund achieved annualized returns of +12.0% vs. the Russell Midcap of -2.0%, a strong performance indeed.

  The stock market's rally in the June quarter of 2003 was quite impressive with most broader market averages up 13-20%. Coming off a heavily oversold condition, this recovery is neither unprecedented nor unique. A continuing decline in interest rates, the tax cut legislation, and a somewhat improved outlook for corporate earnings in conjunction with the end of the Iraq war provided the stimuli to drive the market higher. We remain cautious, however, that expectations for earnings are too high and valuation levels are such that there is little room for error.

  Despite this uncertain outlook, we believe it is a relatively favorable environment for the FMI Sasco Contrarian Value Fund. In a restrained economy with little top-line growth, companies need to become more efficient and emphasize their best businesses and assets in order to grow earnings. Sasco has been a successful investor in these types of companies and situations for more than two decades, and we believe the environment will remain conducive for good performance over the next several years.

  As of July 29, 2003, our Board of Directors declared a distribution of $0.01113 per share from net investment income, payable July 30, 2003, to shareholders of record on July 28, 2003.

  We appreciate your interest and support of the Fund.

Respectively Submitted,

/s/Bruce D. Bottomley            /s/Daniel L. Leary

Bruce D. Bottomley               Daniel L. Leary
Managing Director                Managing Director

FMI Sasco Contrarian Value Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
June 30, 2003

  The Fund invests in undervalued, underperforming companies selling at a large discount to asset value and future earning power, where there is an unrecognized "jewel", or growth business, masked by underachieving low return businesses. These companies have the potential to significantly appreciate in value when strong, motivated management unlocks the earning power through operational improvements, asset sales, spin-offs, debt reduction, strategic acquisitions and share buybacks, leading to higher profitability and a higher stock price.

  In any given time period such as the past year, however, certain headwinds in the economy, the stock market and the individual companies themselves can cause the Contrarian Value portfolio to underperform. Restructurings and turnarounds can be stalled or delayed and earnings may continue to disappoint. That fairly well summarizes recent quarters. For instance, J.C. Penney and Stanley Works, despite good brand franchises and assets, are struggling in their turnaround efforts and have underperformed. We remain confident they will succeed, however. Oil refiner Premcor continues to prudently acquire undervalued assets, yet the industry environment has caused its stock to be a laggard. But its future is very bright and we believe Premcor is exceedingly attractive. Similarly, many commodity-oriented businesses, like chemicals and steel, are challenged by low prices, rising operating and legacy costs. We have stayed with the chemical investments but sold the two steel stocks.

  Alternatively, where a corporate transformation continues unimpeded, as in the case of Citizens Communications, the stock performed well, up greater than 50% in the year ended June. Similarly, several of the newer names such as Rockwell Automation, Del Monte Foods and Limited Brands are progressing nicely. Each is naturally its own story, but all are in the process of improving their cost structures and intensively focusing upon their best businesses to improve earnings and build value for shareholders.

  We remain confident that our contrarian value, special situation investing will continue to generate strong returns over time.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            FMI SASCO CONTRARIAN VALUE FUND AND RUSSELL MIDCAP INDEX

                              FMI Sasco
        Date            Contrarian Value Fund       Russell Midcap Index*<F37>
        ----            ---------------------       --------------------------
      12/30/97#<F36>            10,000                        10,000
      12/31/97                  10,030                        10,026
       3/31/98                  10,780                        11,110
       6/30/98                  10,410                        10,942
       9/30/98                   8,611                         9,320
      12/31/98                   9,121                        11,039
       3/31/99                   8,465                        10,987
       6/30/99                   9,860                        12,180
       9/30/99                   9,179                        11,134
      12/31/99                   9,060                        13,053
       3/31/00                   8,986                        14,368
       6/30/00                   9,218                        13,720
       9/30/00                  10,134                        14,655
      12/31/00                  11,926                        14,129
       3/31/01                  11,979                        12,646
       6/30/01                  12,903                        13,852
       9/30/01                  11,477                        11,378
      12/31/01                  13,338                        13,335
       3/31/02                  14,795                        13,901
       6/30/02                  14,050                        12,574
       9/30/02                  11,253                        10,356
      12/31/02                  12,019                        11,176
       3/31/03                  11,232                        10,912
       6/30/03                  12,905                        12,955

#<F36>  inception date 12/30/97

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN

                                                    Since Inception
                 1-Year              5-Year             12/30/97
                 ------              ------             --------
                 -7.80%              +4.47%              +4.82%

*<F37> The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index is widely regarded to accurately capture the medium-sized universe of securities and represents approximately 34% of the Russell 1000 market capitalization. The Russell Midcap Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company.

FMI Sasco Contrarian Value Fund
STATEMENT OF NET ASSETS
June 30, 2003

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
---------                                                 ----         -----
COMMON STOCKS -- 93.9% (A)<F39>

BASIC MATERIALS SECTOR -- 15.5%
-------------------------------
            CHEMICALS -- 4.4%
   9,347    Methanex Corp.                             $   46,954   $   99,826
   3,600    NOVA Chemicals Corp.                           72,066       68,544
                                                       ----------   ----------
                                                          119,020      168,370
            CHEMICALS-SPECIALTY -- 3.7%
  14,000    Hercules Inc.*<F38>                           269,821      138,600

            CONTAINERS & PACKAGING -- 3.7%
   7,700    Packaging Corp
              of America*<F38>                            148,843      141,911

            CONTAINERS-METAL/GLASS -- 3.7%
  19,500    Crown Holdings, Inc.*<F38>                    134,276      139,230

CAPITAL GOODS SECTOR -- 14.3%
-----------------------------
            ELECTRICAL EQUIPMENT -- 4.6%
   3,000    Rockwell Automation Inc.                       47,314       71,520
   7,300    Thomas & Betts Corp.*<F38>                    147,522      105,485
                                                       ----------   ----------
                                                          194,836      177,005

            ELECTRONICS-DEFENSE -- 4.1%
   4,700    Raytheon Co.                                  115,113      154,348

            MACHINERY-DIVERSE -- 2.7%
   6,900    Joy Global Inc.*<F38>                         108,210      101,982

            MANUFACTURER-DIVERSE -- 2.9%
   1,500    American Standard
              Companies Inc.*<F38>                         61,181      110,895

CONSUMER CYCLICALS SECTOR -- 24.0%
----------------------------------
            AUTO PARTS & EQUIPMENT -- 3.3%
   2,700    Lear Corp.*<F38>                               78,986      124,254

            HARDWARE & TOOLS -- 3.2%
   4,400    The Stanley Works                             113,793      121,440

            LEISURE TIME-PRODUCTS -- 2.6%
   3,900    Brunswick Corp.                                77,762       97,578

            RETAIL-DEPARTMENT STORES -- 3.0%
   6,900    J.C. Penney Company,
              Inc. (Holding Co.)                           65,060      116,265

            RETAIL-DISCOUNTERS -- 4.0%
  10,000    Big Lots, Inc.*<F38>                          105,553      150,400

            RETAIL-SPECIALTY -- 7.9%
  14,400    Foot Locker, Inc.                             107,950      190,800
   7,200    Limited Brands                                102,340      111,600
                                                       ----------   ----------
                                                          210,290      302,400

CONSUMER STAPLES SECTOR -- 16.2%
--------------------------------
            DISTRIBUTION-FOOD & HEALTH -- 3.4%
   6,100    SUPERVALU INC.                                117,437      130,052

            FOODS -- 2.7%
  11,400    Del Monte Foods Co.*<F38>                      90,347      100,776

            HOUSEWARES -- 6.7%
   2,800    Fortune Brands, Inc.                           71,671      146,160
   7,500    Tupperware Corp.                              155,028      107,700
                                                       ----------   ----------
                                                          226,699      253,860

            WASTE MANAGEMENT -- 3.4%
   5,400    Waste Management, Inc.                         89,091      130,086

ENERGY SECTOR -- 9.1%
---------------------
            MISCELLANEOUS ENERGY -- 3.9%
   3,200    Arch Coal, Inc.                                64,096       73,536
   2,200    Peabody Energy Corp.                           56,904       73,898
                                                       ----------   ----------
                                                          121,000      147,434

            OIL & GAS-DRILLING & EQUIPMENT -- 2.1%
   3,878    FMC Technologies, Inc.*<F38>                   41,975       81,632

            OIL & GAS-REFINING & MARKETING -- 3.1%
   5,500    Premcor Inc.*<F38>                            137,773      118,525

FINANCIALS SECTOR -- 4.8%
-------------------------
            FINANCIAL-DIVERSE -- 4.8%
     963    Alleghany Corp.*<F38>                         150,306      183,933

TELECOMMUNICATION SERVICES SECTOR -- 3.5%
-----------------------------------------
            TELEPHONE -- 3.5%
  10,200    Citizens
              Communications Co.*<F38>                     79,504      131,478

UTILITIES SECTOR -- 6.5%
------------------------
            ELECTRIC COMPANIES -- 3.2%
   7,300    Northeast Utilities                           131,901      122,202

            NATURAL GAS -- 3.3%
   6,300    ONEOK, Inc.                                    86,218      123,669
                                                       ----------   ----------
                Total common stocks                     3,074,995    3,568,325
                                                       ----------   ----------

SHORT-TERM INVESTMENTS -- 6.4% (A)<F39>

            VARIABLE RATE DEMAND NOTES -- 6.4%
$185,000    U.S. Bank, N.A., 0.78%                        185,000      185,000
  57,352    Wisconsin Corporate
              Central Credit
              Union, 0.70%                                 57,352       57,352
                                                       ----------   ----------
                Total short-term
                  investments                             242,352      242,352
                                                       ----------   ----------
                Total investments                      $3,317,347    3,810,677
                                                       ----------
                                                       ----------
            Liabilities, less cash and
              receivables -- (0.3%) (A)<F39>                           (10,571)
                                                                    ----------
                NET ASSETS                                          $3,800,106
                                                                    ----------
                                                                    ----------
                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($3,800,106 / 311,963
                  shares outstanding)                               $    12.18
                                                                    ----------
                                                                    ----------

  *<F38>   Non-income producing security.
(a)<F39>   Percentages for the various classifications relate to net assets.


STATEMENT OF OPERATIONS
For the Year Ended June 30, 2003

INCOME:
   Dividends                                                         $  51,466
   Interest                                                              2,056
                                                                     ---------
        Total income                                                    53,522
                                                                     ---------

EXPENSES:
   Management fees                                                      38,491
   Professional fees                                                    26,499
   Registration fees                                                    13,909
   Administrative services                                              11,892
   Transfer agent fees                                                  11,327
   Custodian fees                                                        6,462
   Board of Directors fees                                               3,400
   Insurance expense                                                     1,930
   Printing and postage expense                                          1,876
   Other expenses                                                        1,382
                                                                     ---------
        Total expenses before reimbursement                            117,168
   Less expenses assumed by adviser                                    (67,130)
                                                                     ---------
        Net expenses                                                    50,038
                                                                     ---------
NET INVESTMENT INCOME                                                    3,484
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (201,015)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                (279,370)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (480,385)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(476,901)
                                                                     ---------
                                                                     ---------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Sasco Contrarian Value Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 2003 and June 30, 2002

                                                                                   2003           2002
                                                                                 --------       --------
OPERATIONS:
   Net investment income (loss)                                                $     3,484    $    (2,469)
   Net realized (loss) gain on investments                                        (201,015)       332,599
   Net (decrease) increase in unrealized appreciation on investments              (279,370)        66,127
                                                                               -----------    -----------
       Net (decrease) increase in net assets resulting from operations            (476,901)       396,257
                                                                               -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.01898 per share)                            --         (7,369)
                                                                               -----------    -----------
       Total distributions                                                              --         (7,369)*<F40>
                                                                               -----------    -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (12,828 and 72,815 shares, respectively)            139,553        944,291
   Net asset value of shares issued in distributions (184 shares)                       --          2,278
   Cost of shares redeemed (97,539 and 79,620 shares, respectively)             (1,103,041)      (995,632)
                                                                               -----------    -----------
       Net decrease in net assets derived from Fund share activities              (963,488)       (49,063)
                                                                               -----------    -----------
       TOTAL (DECREASE) INCREASE                                                (1,440,389)       339,825
NET ASSETS AT THE BEGINNING OF THE YEAR                                          5,240,495      4,900,670
                                                                               -----------    -----------
NET ASSETS AT THE END OF THE YEAR (including undistributed
  net investment income of $3,484 and $0, respectively)                        $ 3,800,106    $ 5,240,495
                                                                               -----------    -----------
                                                                               -----------    -----------

*<F40>  See Note 7.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                               ----------------------------------------------------------------
                                                               2003           2002           2001           2000           1999
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $13.21         $12.15        $  8.74        $  9.47         $10.41
Income from investment operations:
   Net investment income (loss) (a)<F41>                        0.01          (0.01)          0.02           0.08           0.09
   Net realized and unrealized
     (losses) gains on investments                             (1.04)          1.09           3.46          (0.70)         (0.66)
                                                              ------         ------         ------         ------         ------
Total from investment operations                               (1.03)          1.08           3.48          (0.62)         (0.57)

Less distributions:
   Dividends from net investment income                           --          (0.02)         (0.07)         (0.11)         (0.07)
   Distributions from net realized gains                          --             --             --             --          (0.30)
                                                              ------         ------         ------         ------         ------
Total from distributions                                          --          (0.02)         (0.07)         (0.11)         (0.37)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $12.18         $13.21         $12.15         $ 8.74         $ 9.47
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                        (7.80%)         8.89%         39.98%         (6.52%)        (5.29%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                           3,800          5,240          4,901          5,568         13,829
Ratio of expenses (after reimbursement)
  to average net assets (b)<F42>                                1.30%          1.30%          1.30%          1.30%          1.30%
Ratio of net investment income (loss)
  to average net assets (c)<F43>                                0.09%         (0.05%)         0.17%          0.88%          0.90%
Portfolio turnover rate                                        22.94%         49.36%         27.44%         42.53%         45.03%

(a)<F41> In 2003, 2002, 2001 and 2000, net investment income (loss) per share is calculated using average shares outstanding. In 1999, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F42> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the years endedJune 30, 2003, 2002, 2001, 2000 and 1999, 3.05%, 2.68%, 2.25%, 1.76% and 1.54%, respectively.
(c)<F43> If the Fund had paid all of its expenses, the ratios would have been for the years ended June 30, 2003, 2002, 2001, 2000 and 1999,
           (1.66%), (1.43%), (0.78%), 0.42% and 0.66%, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Mutual Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
June 30, 2003


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five funds: one non-diversified fund - FMI Provident Trust Strategy Fund (formerly known as FMI AAM Palm Beach Total Return Fund) (the "Strategy Fund"), and four diversified funds - FMI Winslow Growth Fund (the "Growth Fund"),
     FMI Knappenberger Partners Emerging Growth Fund (formerly known as FMI Knappenberger Bayer Emerging Growth Fund) (the "Emerging Growth Fund"), FMI Woodland Small Capitalization Value Fund (the "Small Cap Value Fund") and FMI Sasco Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

          The investment objective of the Strategy Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies; the investment objective of the Small Cap Value Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies and the investment objective of the Contrarian Value Fund is to produce long-term growth of capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Funds have entered into management agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund, Small Cap Value Fund and Contrarian Value Fund pay FMI a monthly fee at the annual rate of 1% of such Funds daily net assets and effective September 9, 2002, the Strategy Fund pays 0.75% on the first $30,000,000 of the daily net assets and 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000. Prior to September 9, 2002, the Strategy Fund paid a fee of 1% on the first $30,000,000 of the daily net assets and 0.75% on the daily net assets over $30,000.000.

          The Adviser entered into sub-advisory agreements with the following sub-advisors to assist it in the day-to-day management of the Funds. Each Sub-Advisor determines which securities will be purchased, retained or sold for such Fund. The Adviser pays each Sub-Advisor (other than the Strategy
     Fund) 0.75% of such Fund's management fee. The portfolio manager for the Strategy Fund receives a fee equal to 0.60% up to $30,000,000 and 0.50% of the daily net assets over $30,000,000. The Sub-Advisors are as follows:

     Strategy Fund - Provident Trust Company
     Growth Fund - Winslow Capital Management, Inc.
     Emerging Growth Fund - KB Growth Advisors, LLC
     Small Cap Value Fund - Woodland Partners LLC
     Contrarian Value Fund - Sasco Capital, Inc.

          In addition to the reimbursement required under the management agreements, FMI has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $71,066, $80,616, $66,610 and $67,130 for the year ended June 30, 2003, for the Growth Fund, Emerging Growth Fund, Small Cap Value Fund and the Contrarian Value Fund, respectively. Effective September 9, 2002 and until October 15, 2003, FMI has agreed to reimburse the Strategy Fund for expenses over 1.2% of the Strategy Fund's first $20,000,000 in average daily net assets. The reimbursement increases at specified break points as assets increase. Prior to September 9, 2002, FMIreimbursed the Strategy Fund for expenses over 1.3% of the daily net assets. These reimbursements amounted to $84,933.

          The Funds have administrative agreements with FMI to supervise all aspects of the Funds' operations except those performed by FMI pursuant to the management agreements. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of twenty thousand dollars. FMI has voluntarily waived this minimum for the year ended June 30, 2003.

          The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Funds' daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plans are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ended June 30, 2003, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. The distributions will be paid on July 30, 2003, to shareholders of record on July 28, 2003.

                                              STRATEGY                      EMERGING       SMALL CAP      CONTRARIAN
                                                FUND        GROWTH FUND    GROWTH FUND    VALUE FUND      VALUE FUND
                                              --------      -----------    -----------    ----------      ----------
     Dividend from net investment income      $      --      $      --      $      --      $      --         $3,484
     $ per share                                     --             --             --             --        0.01113
     Short-term gains                                --             --             --             --             --
     $ per share                                     --             --             --             --             --
     Long-term capital gains                         --             --             --             --             --
     $ per share                                     --             --             --             --             --

          Shareholders will be sent a 2003 Form 1099-DIV in January, 2004 representing their proportionate share of these distributions. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended June 30, 2003, purchases and proceeds of sales of investment securities of the Strategy Fund (excluding short-term securities) were $6,240,074 and $1,811,549, respectively; purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $4,013,011 and $4,166,062, respectively; purchases and proceeds of sales of investment securities of the Emerging Growth Fund (excluding short-term securities) were $26,506,363 and $19,065,845, respectively; purchases and proceeds of sales of investment securities of the Small Cap Value Fund, (excluding short-term securities) were $12,631,060 and $14,981,441, respectively; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund (excluding short-term securities) were $860,204 and $1,711,346, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of June 30, 2003, liabilities of the Funds included the following:

                                              STRATEGY                      EMERGING       SMALL CAP      CONTRARIAN
                                                FUND        GROWTH FUND    GROWTH FUND    VALUE FUND      VALUE FUND
                                              --------      -----------    -----------    ----------      ----------
     Payable to brokers for
       investments purchased                 $       --     $   41,872    $   629,133    $   322,059     $    7,948
     Payable to FMI for management fees
       and administrative fees                    4,568          4,285         25,020         25,368          3,791
     Other liabilities                            2,008          6,922          1,679          3,103          1,647

(6)  SOURCES OF NET ASSETS --

                                              STRATEGY                      EMERGING       SMALL CAP      CONTRARIAN
                                                FUND        GROWTH FUND    GROWTH FUND    VALUE FUND      VALUE FUND
                                              --------      -----------    -----------    ----------      ----------
     As of June 30, 2003 the sources of
       net assets were as follows:
     Fund shares issued and outstanding      $5,695,003     $3,934,142    $35,331,835    $31,425,315     $5,177,650
     Net unrealized appreciation
       on investments                           499,388        744,327      4,977,452      2,544,362        493,330
     Undistributed net realized losses
       on investments                          (392,340)      (706,474)   (11,632,198)    (2,360,045)    (1,874,358)
     Undistributed net investment income             --             --             --             --          3,484
                                             ----------     ----------    -----------    -----------     ----------
                                             $5,802,051     $3,971,995    $28,677,089    $31,609,632     $3,800,106
                                             ----------     ----------    -----------    -----------     ----------
                                             ----------     ----------    -----------    -----------     ----------

(7)  INCOME TAX INFORMATION --

          The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                    GROSS          GROSS       NET UNREALIZED   DISTRIBUTABLE   DISTRIBUTABLE
                                    COST OF       UNREALIZED     UNREALIZED     APPRECIATION      ORDINARY        LONG-TERM
                                  INVESTMENTS    APPRECIATION   DEPRECIATION   ON INVESTMENTS      INCOME       CAPITAL GAINS
                                  -----------    ------------   ------------   --------------   -------------   -------------
     Strategy Fund                $ 5,318,577     $  601,030     $  114,953      $  486,077        $   --          $   --
     Growth Fund                    3,259,819        825,782         88,735         737,047            --              --
     Emerging Growth Fund          23,786,487      5,405,106        526,049       4,879,057            --              --
     Small Cap Value Fund          29,650,479      4,777,383      2,329,314       2,448,069            --              --
     Contrarian Value Fund          3,446,015        662,500        297,838         364,662         3,484              --

          The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended June 30, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2011) as of June 30, 2003, and tax basis post-October losses as of June 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                         JUNE 30, 2003                                  JUNE 30, 2002
                                 -----------------------------------------------------------    -----------------------------
                                    ORDINARY       LONG-TERM     NET CAPITAL                      ORDINARY        LONG-TERM
                                     INCOME      CAPITAL GAINS       LOSS       POST-OCTOBER       INCOME       CAPITAL GAINS
                                 DISTRIBUTIONS   DISTRIBUTIONS    CARRYOVERS       LOSSES       DISTRIBUTIONS   DISTRIBUTIONS
                                 -------------   -------------    ----------    ------------    -------------   -------------
     Strategy Fund                 $   28,612      $  163,108     $  188,478     $  190,551       $     --       $4,426,939*<F44>
     Growth Fund                           --              --        699,194             --             --               --
     Emerging Growth Fund                  --              --      7,854,708      3,679,095             --               --
     Small Cap Value Fund           1,653,175       2,564,887      1,250,444      1,013,308        764,486               --
     Contrarian Value Fund                 --              --      1,527,674        218,016          7,369               --

*<F44> Including earnings and profits distributed to shareholders on redemptions, the Fund designates $5,172,221 as long-term capital gains distributions.

          The Growth Fund and Emerging Growth Fund utilized $173,568 and $1,730,879, respectively, of post-October losses from the prior year to increase current year net capital losses.

          For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended June 30, 2003 which are designated as qualifying for the dividends received deduction are as follows (unaudited):
     Strategy Fund 100%, Growth Fund 0%, Emerging Growth Fund 0%, Small Cap Value Fund 18.3%, and Contrarian Value Fund 0%.

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue                                Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of FMI Mutual Funds, Inc.

  In our opinion, the accompanying statements of net assets of FMI Provident Trust Strategy Fund (formerly known as FMI AAM Palm Beach Total Return Fund), FMI Winslow Growth Fund, FMI Knappenberger Partners Emerging Growth Fund (formerly known as FMIKnappenberger Bayer Emerging Growth Fund), FMI Woodland Small Capitalization Value Fund, and FMI Sasco Contrarian Value Fund (constituting FMI Mutual Funds, Inc., hereafter referred to as the "Funds"), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at June 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

July 30, 2003

FMI Mutual Funds, Inc.
DIRECTORS AND OFFICERS

                                                                                                                 OTHER
                                        TERM OF          PRINCIPAL                                   # OF FUNDS  DIRECTORSHIPS
                            POSITION    OFFICE AND       OCCUPATION (S)                              IN COMPLEX  HELD BY
NAME, AGE                   HELD WITH   LENGTH OF        DURING PAST                                 OVERSEEN    DIRECTOR
AND ADDRESS                 THE FUNDS   TIME SERVED      FIVE YEARS                                  BY DIRECTOR OR OFFICER
-----------                 ---------   -----------      --------------                              ----------- -------------
NON-INTERESTED DIRECTORS

Barry K. Allen, 54          Director    Indefinite Term  Mr. Allen is Executive Vice President of         8      Qwest
1801 California St.                     since October    Qwest Communications International, Inc.,               Communications
Denver, CO 80202                        2001             (Denver, CO) a global communications                    International,
                                                         company, since September 2002.  From                    Inc., Harley-
                                                         July 2000 to September 2002, Mr. Allen                  Davidson Inc.,
                                                         was President of Allen Enterprises, LLC,                Cobalt
                                                         (Brookfield, WI) a private equity investments           Corporation, FMI
                                                         management company he founded after                     Funds, Inc. and
                                                         retiring from Ameritech (Chicago, IL) in                FMI Common Stock
                                                         July 2000. Mr. Allen had served as an officer           Fund, Inc.
                                                         of Ameritech since 1995, most recently as
                                                         President.

George D. Dalton, 75        Director    Indefinite Term  Mr. Dalton is Chairman and Chief                 8      Clark Casualty
20825 Swenson Drive                     since October    Executive Officer of Call_Solutions.com,                Inc., FMI Funds,
Waukesha, WI  53186                     2001             Inc. (Waukesha, WI) a privately held                    Inc. and FMI
                                                         company specializing in teleservices call               Common Stock Fund,
                                                         centers.  Prior to January 2000, Mr. Dalton             Inc.
                                                         was Chairman of the Board and Chief
                                                         Executive Officer of Fiserv, Inc. (Brookfield,
                                                         WI), and had served in that capacity since
                                                         1984.
Gordon H.
  Gunnlaugsson, 59          Director    Indefinite Term  Mr. Gunnlaugsson retired from M&I                8      Renaissance
c/o Fiduciary                           since October    Corporation (Milwaukee, WI) . He was                    Learning Systems,
  Management, Inc.                      2001             employed by M&I Corporation from June 1,                Inc., FMI Funds,
225 E. Mason St.                                         1970 to December 31, 2000 where he most                 Inc. and FMI
Milwaukee, WI 53202                                      recently held the positions of Executive                Common Stock Fund,
                                                         Vice-President and Chief Financial Officer.             Inc.

Paul S. Shain, 40           Director    Indefinite Term  Mr. Shain is President and Chief Operating       8      FMI Funds, Inc.
5520 Research                           since October    Officer of Berbee Information Networks                  and FMI Common
  Park Drive                            2001             (Madison, WI) a leading provider of                     Stock Fund, Inc.
Madison, WI  53711                                       e-business development, infrastructure
                                                         integration and application hosting services,
                                                         and has been employed by such firm since
                                                         January 2000. Prior to joining Berbee
                                                         Information Networks, Mr. Shain spent 12
                                                         years at Robert W. Baird & Co., Incorporated
                                                         (Milwaukee, WI), most recently as Managing
                                                         Director and Director of Equity Research.

INTERESTED DIRECTOR

Donald S. Wilson*<F45>, 60  Director    Indefinite Term  Mr. Wilson is Vice Chairman and Treasurer       8       FMI Common Stock
c/o Fiduciary                           Since October    of Fiduciary Management, Inc. which he                  Fund, Inc.
  Management, Inc.                      2001             co-founded in 1980.
225 E. Mason St.
Milwaukee, WI  53202        Vice-       One Year Term
                            President   Since October
                            and         2001
                            Secretary

OTHER OFFICERS

Ted D. Kellner, 57          President   One Year Term    Mr. Kellner is Chairman of the Board and        N/A     Marshall & Ilsley
c/o Fiduciary               and         Since October    Chief Executive Officer of Fiduciary                    Corporation, FMI
  Management, Inc.          Treasurer   2001             Management, Inc. which he co-founded                    Funds, Inc. and
225 E. Mason St.                                         in 1980.                                                FMI Common Stock
Milwaukee, WI  53202                                                                                             Fund, Inc.

Patrick J. English, 42      Vice-       One Year Term    Mr. English is President of Fiduciary           N/A     FMI Funds, Inc.
c/o Fiduciary               President   Since October    Management, Inc. and has been employed                  and FMI Common
  Management, Inc.                      2001             by the Adviser in various capacities since              Stock Fund, Inc.
225 E. Mason St.                                         December, 1986.
Milwaukee, WI 53202

Camille F. Wildes, 50       Vice-       One Year Term    Ms. Wildes is a Vice-President of Fiduciary     N/A     None
c/o Fiduciary               President   Since October    Management, Inc. and has been employed
  Management, Inc.          and         2001             by the Adviser in various capacities since
225 E. Mason St.            Assistant                    December, 1982.
Milwaukee, WI 53202         Treasurer

*<F45> Mr. Wilson is an interested person of the Funds because he is an officer of the Funds and the Adviser.

                             FMI MUTUAL FUNDS, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGERS

                       FMI PROVIDENT TRUST STRATEGY FUND
                            PROVIDENT TRUST COMPANY

                            FMI WINSLOW GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC
                     (a division of GAMCO Investors, Inc.)

                        FMI SASCO CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMIMutual Funds, Inc. unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The disclosure controls and procedures of the FMI Mutual Funds, Inc. are periodically evaluated. As of July 25, 2003, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Mutual Funds, Inc. are periodically evaluated. Since, July 25, 2003, the date of the last evaluation, there have been no significant changes in FMI Mutual Funds' internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 10. EXHIBITS.
------------------

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer


     Date    8/22/03
          -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Financial Officer


     Date    8/22/03
          -------------